Exhibit 10.5

FORM OF REGISTRATION RIGHTS AGREEMENT

by and among

NDS GROUP HOLDINGS LIMITED

NUCLOBEL LUX 1 S.ÀR.L.,

NUCLOBEL LUX 2 S.ÀR.L.,

NEWS CORPORATION,

NDS HOLDCO INC.,

and

THE MANAGEMENT SHAREHOLDERS

Dated as of                    , 2012

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.1	Definitions	2

ARTICLE II

DEMAND REGISTRATIONS

Section 2.1	Limits on Secondary Offerings	6
Section 2.2	Requests for Registration	7
Section 2.3	Postponement of Registration	8
Section 2.4	Underwritten Registrations	9

ARTICLE III

PIGGYBACK REGISTRATION RIGHTS

Section 3.1	Piggyback Registration Rights on Company Registrations	10
Section 3.2	Priority in Piggyback Registrations on Company Registrations	12

ARTICLE IV

EXPENSES

Section 4.1	Expenses	12

ARTICLE V

RESTRICTIONS ON TRANSFERS

Section 5.1	Hold Back	13

ARTICLE VI

INDEMNIFICATION

i

ARTICLE VII

REGISTRATION PROCEDURES

Section 7.1	Procedures	17

ARTICLE VIII

RULE 144

Section 8.1	Rule 144	21

ARTICLE IX

LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS

Section 9.1	Limitation on Subsequent Registration Rights	21

ARTICLE X

MISCELLANEOUS

ii

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT dated as of             , 2012 (the “Agreement”), by and among NDS Group Holdings Limited, a company organized under the laws of Bermuda (the “Company”), Nuclobel Lux 1 S.àr.l. (“Nuclobel 1”), a private limited company (société à responsabilité limitée) incorporated in Luxembourg, Nuclobel Lux 2 S.àr.l. (“Nuclobel 2” and each of Nuclobel 1 and Nuclobel 2, a “Nuclobel Investor” and together, the “Nuclobel Investors” and together with their Permitted Transferees (as defined herein), being referred to collectively as the “Nuclobel Group”), a private limited company (société à responsabilité limitée) incorporated in Luxembourg, News Corporation, a Delaware corporation (“News Corporation”), NDS Holdco Inc. (“NDS Holdco,” and together with News Corporation and their Permitted Transferees, the “News Group”), and the persons listed in the Schedule of Management Shareholders attached hereto (such persons, together with their Permitted Transferees, are referred to herein, collectively, as the “Management Shareholders” and each, individually, a “Management Shareholder”).

WHEREAS, the Nuclobel Investors, News Corporation, NDS Holdco and certain of the Management Shareholders were all party to that Stockholders Agreement, dated as of February 6, 2009, with NDS Group Limited and the other stockholders listed therein (the “Original Stockholders Agreement”);

WHEREAS, the Company has filed a registration statement on Form F-1 with respect to an underwritten public offering of its common shares, par value $             per share (“Shares”) (the “Initial Public Offering”);

WHEREAS, the Initial Public Offering will constitute a “Qualifying IPO” pursuant to the Original Stockholders Agreement; and

WHEREAS, pursuant to Section 11.2(b) of the Original Stockholders Agreement, the Nuclobel Investors, News Corporation, NDS Holdco and the Management Shareholders desire that the Company hereby provide the Nuclobel Investors, News Corporation, NDS Holdco and the Management Shareholders with the registration rights with respect to the Registrable Securities (as defined below) commensurate with the rights contained in Exhibit B to the Original Stockholders Agreement, as modified hereby.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. For purposes hereof, the following capitalized terms shall have the respective meanings set forth in this Article I:

“Action” shall mean any judicial action, suit, or claim or legal, administrative or arbitration proceeding, investigation or review, including any settlement or compromise thereof or judgment or award therein.

“Affiliate,” shall mean, (a) with respect to any Nuclobel Investor, any other Person Controlled directly or indirectly by such Nuclobel Investor, Controlling directly or indirectly such Nuclobel Investor or directly or indirectly under the same Control as such Nuclobel Investor, or, in each case, a successor entity to such Nuclobel Investor; provided, however, that Affiliate shall not include any portfolio companies of the relevant Nuclobel Investor or its Affiliates; and provided further, for the avoidance of doubt, that all of the funds included in the definition of any Nuclobel Investor shall in any event be considered Affiliates of each other fund of such Nuclobel Investor; and (b) with respect to any Person who is not a Nuclobel Investor, another Person Controlled directly or indirectly by such first Person, Controlling directly or indirectly such first Person or directly or indirectly under the same Control as such first person (for the purposes of this definition, “Control” (including, with correlative meanings, the terms “Controlling,” “Controlled by” and “under common Control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise).

“Board” shall mean the board of directors of the Company.

“Demand Notice” shall have the meaning set forth in Section 2.1 hereof.

“Demand Registration” shall have the meaning set forth in Section 2.1 hereof.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“Investor Shareholders” shall mean, collectively, the Nuclobel Group and the News Group, and each individually shall be referred to as an “Investor Shareholder”

“Investor Shareholders’ Agreement” shall mean the Shareholders’ Agreement of the Company, dated as of the date hereof, by and among the Company, Nuclobel 1, Nuclobel 2, News Corporation and NDS Holdco.

“Management Shareholders’ Agreement” shall mean the Management Shareholders’ Agreement, dated as of the date hereof, by and among the Company, the Management Shareholders listed therein, NDS Group Limited, a company organized under the laws of England and Wales, the Nuclobel Investors and the News Group.

“Permitted Transferee” shall mean, in respect of any Person, (i) any Affiliate of such Person, or (ii) any successor entity or with respect to a Person organized as a trust, any successor trustee or co-trustee of such trust. In addition, (i) any Person shall be a Permitted Transferee of the Permitted Transferees of itself and any member of an Investor Shareholder shall be a Permitted Transferee of any other member of such Investor Shareholder, and (ii) with respect to any Management Shareholder, a Permitted Transferee shall include (A) any beneficiary or estate of such Management Shareholder upon the death of such Management Shareholder (by will, by the laws of descent and distribution or otherwise) or (B) such Management Shareholder’s immediate family members or any trust or custodianship created by the Management Shareholder for estate planning purposes, the beneficiaries of which may include only the Management Shareholder or his or her family members (as defined in Form S–8 of the Securities Act).

“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning set forth in Section 3.1 hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registration Expenses” shall mean all expenses of the Company incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, filing and listing fees and expenses, fees and expenses of compliance with securities laws (whether promulgated in the United States or otherwise) or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, all fees and expenses of the transfer agent and registrar for the Shares, printing expenses, messenger and delivery expenses, the reasonable fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which Registrable Securities are to be listed or on which similar securities issued by the Company are to be listed in connection with such transaction, reasonable fees and disbursements of counsel for the Company and all independent certified public accountants for the Company (including the expenses of any annual audit, special audit and “comfort” letters required in connection therewith or incident thereto), securities laws liability insurance (if the Company so desires or if the underwriters so desire), the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all fees and expenses of any qualified independent underwriter or any Person acting in a similar capacity, the reasonable fees and disbursements of one counsel retained in connection with each such registration by each of (i) the Nuclobel Investors, (ii) the News Group and (iii) the other holders of Registrable Securities being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by the holders of such Registrable Securities).

“Registrable Securities” shall mean Shares (including, without limitation, Shares issued pursuant to the 2009 Share Option Plan of NDS Group Limited, the 2011 Share Option Plan of NDS Group Holdings or any other stock option plan or employee benefit or other incentive plan presently existing or which may be adopted by the Company after the date hereof, Shares issued upon exercise of any warrants or options or upon exercise of preemptive rights granted by the Company) held by the Shareholders, any other equity securities of the Company or any successor corporation issued in exchange for or in respect of such Shares and any shares in the capital of the Company that are issued in connection with a reorganization or redenomination of the Company’s share capital in respect of such Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective Registration Statement, (ii) such securities shall have been distributed pursuant to Rule 144, (iii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities, other than by Affiliates that acquire such Shares, shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) such securities shall cease to be outstanding.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Representatives” shall mean, with respect to a particular Person, any financial advisor, director, officer, partner, employee or consultant, general partner, co-owner, member, nominee, managing director or Controlling Person of such Person.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“S-3 Eligible” shall have the meaning set forth in Section 2.2(c) hereof.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“Shareholders” shall mean each of (i) News Corporation, (ii) NDS Holdco, (iii) Nuclobel 1, (iv) Nuclobel 2, (v) the Management Shareholders, (vi) Persons who have acquired Shares from, and are Permitted Transferees of, any of them, and any combination of them, and (vii) such other Persons who become parties to this Agreement pursuant to the terms and conditions of this Agreement.

“Shares” shall have the meaning set forth in the recitals.

“Shelf Registration Statement” or “Shelf Registration” shall mean a “shelf” Registration Statement of the Company on any form providing for offerings from time to time in accordance with Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC.

“Short Form Registration Statement” shall mean a Registration Statement on Form F-3 or Form S-3 or any similar successor short-form Registration Statement.

ARTICLE II

DEMAND REGISTRATIONS

Section 2.1 Limits on Secondary Offerings.

(a) Notwithstanding anything herein to the contrary and subject to the terms of the Investor Shareholders’ Agreement, from the date hereof until the earlier of (i) February 6, 2014 or (ii) the date on which the Nuclobel Group ceases to own at least 15% of the issued and outstanding Shares of the Company (such date, the “Lapse Date”), the Nuclobel Investors shall, subject to the terms of this Agreement, have the sole right to determine the form, timing and size (including the number and dollar amount of Registrable Securities, provided that the sale of Registrable Securities requested to be registered, in each such offering, is reasonably expected to result in aggregate gross cash proceeds of at least $100,000,000) of all offerings of Registrable Securities pursuant hereto (each, a “Secondary Offering”). The Nuclobel Group shall provide prompt written notice of its desire to effect a Secondary Offering to the Company, which notice shall include proposed form, timing and size of such Secondary Offering. Upon receipt of such notice, the Company shall promptly provide a copy of such written notice to the News Group and the Management Shareholders, but in no event later than five (5) business days prior to the commencement of any marketing efforts for any Secondary Offering that is an underwritten offering (or in the case of a Secondary Offering that is not a Shelf Registration, not later than five (5) business days following the initial filing of the applicable Registration Statement). Subject to the following provisos and paragraph (b) below, each of the News Group and the Management Shareholders shall have the right to include in such Secondary Offering the number of Registrable Securities as each may request; provided that each such holder must notify the Company and the Nuclobel Group of the number of Registrable Securities it requests to include in such Secondary Offering as soon as practicable, but in no event later than 5:00 pm on the second business day prior to the commencement of any marketing efforts for the Secondary Offering (or in the case of a Secondary Offering that is not a Shelf Registration, not later than the second business day following the delivery of the copy of the notice); and provided further that (x) the Nuclobel Group and the News Group shall have the right to include in such Secondary Offering, in the aggregate, a number of Registrable Securities equal to the total number of Registrable Securities to be included in such Secondary Offering as determined by the Nuclobel Group less the aggregate number of Registrable Securities to be included therein by the Management Shareholders, as determined under clause (y) below, such amount to be allocated equally among the Nuclobel Group and the News Group, but if either the Nuclobel Group or the News Group elects not to sell its full allocation of Registrable Securities in such Secondary Offering (such amount not being sold by the News Group or the Nuclobel Group, as the case may be, is hereinafter referred to as the “Declined Amount”), then the other party, as the case may be, shall be entitled to increase the number of Registrable Securities it includes by an amount not to exceed the Declined Amount, and (y) the Management Shareholders shall have the right to include in such Secondary Offering, in the aggregate, a number of Registrable Securities, determined as a percentage of the total number of Registrable Securities to be included in such Secondary Offering, equal to the percentage of the total outstanding Shares then owned by the Management Shareholders requesting inclusion in such Secondary Offering, such amount to be allocated pro rata among such requesting Management Shareholders based on the percentage of the total outstanding Shares then owned by each such requesting Management Shareholder, but if any such requesting Management Shareholders elects not to sell his or her full allocation of Registrable Securities in such Secondary Offering (such amount not being sold by all such Management Shareholders in the aggregate is hereinafter referred to as the “Management Declined Amount”), then the other requesting Management Shareholders who elect to sell their full allocation shall be entitled to increase the number of Registrable Securities they include in such Secondary Offering by an amount not to exceed the Management Declined Amount in the aggregate, such amount to be allocated pro rata among such other requesting Management Shareholders who notify the Company of their desire to sell additional Shares in such Secondary Offering, based on the percentage of the total outstanding Shares then owned by each such other requesting Management Shareholder. Prior to the Lapse Date, the Nuclobel Group shall, in its sole discretion, decide whether or not to pursue, consummate, postpone or abandon any proposed Secondary Offering.

(b) If the managing underwriter or underwriters of any Secondary Offering that is an underwritten offering advise the holders of the relevant Registrable Securities in writing that in its view the total number or dollar amount of Shares proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such underwritten offering the number or dollar amount of Shares that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities to be included in any such Secondary Offering shall be allocated as follows: (i) first, equally among the Nuclobel Group and the News Group (subject to adjustment as provided in clause (a) above), and (ii) second, among the requesting Management Shareholders, pro rata among such requesting Management Shareholders based on the number of Registrable Securities then owned by each such requesting Management Shareholder.

Section 2.2 Requests for Registration Subject to Section 2.1, each of the Nuclobel Group and, after the Lapse Date, the News Group shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to register, pursuant to the terms of this Agreement under and in accordance with the provisions of the Securities Act, the resale of all or part of their Registrable Securities (a “Demand Registration”); provided, however, that a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered is reasonably expected to result in aggregate gross cash proceeds of at least $100,000,000. Following receipt of a Demand Notice for a Demand Registration, the Company shall use its reasonable best efforts to file a Registration Statement on the appropriate form as promptly as practicable, but not later than thirty (30) days after such Demand Notice, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(a) Each of the Nuclobel Group and the News Group shall be entitled to an unlimited number of Demand Registrations. Each Investor Shareholder shall have the right to include Registrable Securities held by it in a Demand Registration requested by another Investor Shareholder.

(b) Following the Lapse Date, each Investor Shareholder shall consult with each other Investor Shareholder in advance of delivering a Demand Notice to the Company. Prior to the commencement of the marketing period related thereto (or to the filing of the applicable Registration Statement if not then filed), the parties shall keep all discussions, communications and correspondence regarding underwritten offerings by the Company confidential unless (1) disclosure of such information is required by court or administrative order, (2) disclosure of such information, in the opinion of counsel to such Person, is required by law, or (3) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by such Person.

(c) The Company shall use its commercially reasonable efforts to become and remain eligible to use a Short-Form Registration Statement (“S-3 Eligible”). After such time as the Company is S-3 Eligible, any Demand Registration may be for a Shelf Registration. Any Demand Registration may be for an underwritten offering and shall include a demand for an underwritten offering pursuant to an existing Shelf Registration Statement.

(d) (1) The Company shall be required to maintain the effectiveness of the Registration Statement (other than a Shelf Registration Statement) with respect to any Demand Registration for a period of at least one hundred and eighty (180) days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities is restricted from selling any securities included in such Registration Statement pursuant to Section 2.3 or 7.1(b) hereof.

(2) Subject to Sections 2.3 and 7.1(b), the Company shall be required to maintain the continuous effectiveness of a Shelf Registration Statement (including by filing supplements and amendments) in order to permit the Prospectus forming part thereof to be usable by the News Group and the Nuclobel Group for such period that will terminate upon the date that all of the Registrable Securities covered thereby cease to be Registrable Securities.

Section 2.3 Postponement of Registration. The Company shall be entitled to postpone the filing of or suspend the use of a Registration Statement (but not more than once in any twelve (12)-month period), for a reasonable period of time not in excess of sixty (60) days, if the Company delivers to the holders requesting registration or whose Registrable Securities are covered by such Registration Statement a certificate signed by both the chief executive officer and chief financial officer of the Company certifying that, in the good faith judgment of the

Board, such registration and/or offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect the Company. Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same confidentiality terms set forth in the Investor Shareholders’ Agreement or Management Shareholders’ Agreement, as applicable. Each such holder shall, upon receipt of such certificate from the Company, forthwith discontinue disposition of any Registrable Securities pursuant to any Registration Statement covering Registrable Securities held by it until such holder’s receipt of notice from the Company that such sales may resume.

Section 2.4 Underwritten Registrations.

(a) If any Demand Registration is an underwritten offering, the Investor Shareholder(s) who deliver(s) the Demand Notice shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld.

(b) Notwithstanding any contrary provision herein, no Shareholder may participate in any underwritten registration hereunder unless such Shareholder (i) agrees to sell the Registrable Securities it desires to have covered by the Demand Registration on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Shareholder shall not be required to make any representations or warranties other than representations and warranties substantially the same as the representation and warranties of the selling shareholders set forth in the underwriting agreement, dated __, 2012 relating to the Initial Public Offering.

(c) If the Company receives a Demand Notice from either the Nuclobel Group or the News Group for any Demand Registration that is an underwritten offering, the Company shall provide prompt written notice to the other Investor Shareholders and the Management Shareholders of the Demand Registration (such notice to include the proposed form and timing of such offering and the number of Registrable Securities subject to such Demand Notice) no later than five (5) business days prior to the commencement of any marketing efforts for the underwritten offering (or in the case of a Demand Registration that is not a Shelf Registration, not later than five (5) business days following the initial filing of the applicable Registration Statement). Subject to paragraph (d) below, the Company, such other Investor Shareholders and the Management Shareholders shall have the opportunity to include in such Registration Statement the number of Registrable Securities as each such Person may request;

provided such holders must notify the Company and the Investor Shareholder who delivered the Demand Notice of the number of Registrable Securities it requests to include in the Demand Registration as soon as practicable, but in no event later than 5:00 pm on the second business day prior to the commencement of any marketing efforts for the underwritten offering (or in the case of a Demand Registration that is not a Shelf Registration, not later than the second business day following the delivery of the Company’s notice).

(d) If the managing underwriter or underwriters of such underwritten offering advise the holders including Registrable Securities in such offering in writing that in its view the total number or dollar amount of Shares proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such underwritten offering the number or dollar amount of Shares that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows: (a) first, pro rata among the Nuclobel Group and the members of the News Group, in each case, on the basis of the percentage of the Registrable Securities requested to be included in such underwritten offering by such holders; (b) second, the securities for which inclusion in such underwritten offering was requested by the Company; and (c) third, the securities for which inclusion in such underwritten offering was requested by the Management Shareholders, pro rata among such requesting Management Shareholders based on the percentage of the total outstanding Shares then owned by each such requesting Management Shareholder; provided, however, that if such underwritten offering is prior to the Lapse Date, the number of Registrable Securities to be included therein shall be determined as provided in Section 2.1.

ARTICLE III

PIGGYBACK REGISTRATION RIGHTS

Section 3.1 Piggyback Registration Rights on Company Registrations. If the Company proposes to effect a registration of securities for sale for its own account in a manner which would permit registration of Registrable Securities for sale to the public, it will at such time, give written notice (the “Piggyback Notice”) to each of News Corporation, NDS Holdco, the Nuclobel Investors and the Management Shareholders of its intention to do so and of the rights of the News Group, the Nuclobel Group and the Management Shareholders under this Agreement, not later than five (5) business days following the filing date of the Registration Statement relating to such registration; provided that if such registration is for an underwritten offering by the Company, the Company will give such Piggyback Notice not later than five (5) business days prior to the commencement of any marketing efforts for the offering (or, in the case of a registration that is not on a Shelf-Registration Statement, not later than five (5) business days following the initial filing of such Registration Statement). Upon receipt of the Piggyback Notice, the News Group, the Nuclobel Group and the Management Shareholders shall have the opportunity to include in such Registration Statement such number of Registrable Securities as each of News Corporation, on behalf of itself and the News Group, the Nuclobel Investors, on behalf of themselves and the Nuclobel Group, and the Management Shareholders, on behalf of themselves, may request (a “Piggyback Registration”). Subject to Section 3.2, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests from the News Corporation, on its own behalf and on behalf of the News Group, the Nuclobel Investors, on their own behalf or on behalf of the Nuclobel Group, and the Management Shareholders, on behalf of themselves, for inclusion therein within five (5) days after delivery of the Company’s notice (which request shall specify the number of Registrable Securities intended to be disposed of by each of the News Group, the Nuclobel Group and the Management Shareholders and the intended method of disposition thereof); provided, that if the Piggyback Registration is for an underwritten offering, such notice must be received by the Company no later than 5:00 pm on the second business day prior to the commencement of any marketing efforts for the offering (or in the case of a registration that is not on a Shelf-Registration Statement, the third business day following delivery of the Company’s notice). The Company shall use its best efforts to effect the Piggyback Registration under any applicable United States federal securities laws and the qualification under any applicable state securities or blue sky laws of all Registrable Securities which the Company has been so requested to register by the News Group, the Nuclobel Group and the Management Shareholders, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided that:

(a) if such Piggyback Registration involves an underwritten public offering, the Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration and all Shareholders requesting that their Registrable Securities be included in the Company’s registration must, upon request by the underwriter(s), sell their Registrable Securities to such underwriter(s) selected by the Company on the same terms and conditions as apply to the Company or any selling securityholder (or on equivalent terms and conditions, in the event that such requesting Shareholders hold different securities from those being sold by the Company or such selling securityholder), including, without limitation, executing and delivering such underwriting agreements or other related agreements to which the Company or any such selling securityholder has agreed to execute and deliver; provided that such Shareholder shall not be required to make any representations or warranties other than representations and warrantes substantially the same as the representation and warranties of the selling shareholders set forth in the underwriting agreement relating to the Initial Public Offering;

(b) if a Piggyback Registration pursuant to this Section 3.1 involves an underwritten public offering, any Shareholder requesting to be included in such Piggyback Registration may elect, in writing at any time prior to the commencement of any marketing efforts for the offering in connection with such Piggyback Registration (or, in connection with an underwritten takedown off a Shelf Registration Statement, the effective date of the Prospectus supplement filed in connection with such takedown), not to include such securities in connection with such Piggyback Registration;

(c) the Company shall not be required to effect any registration of Registrable Securities under this Section 3.1 as a result of the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans (including, without limitation, any registration of securities on a Form S-4 or S-8 registration statement or any successor or similar forms);

(d) if a Piggyback Registration pursuant to this Section 3.1 involves a Shelf Registration Statement, the plan of distribution set forth in the Shelf Registration Statement and applicable to any underwritten takedown off of a Shelf Registration Statement (to the extent either of the News Group or the Nuclobel Group are participating in such offering) shall be reasonably acceptable to the News Group and the Nuclobel Group.

Section 3.2 Priority in Piggyback Registrations on Company Registrations. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Company included therein. Notwithstanding the foregoing, if, at any time the Company proposes to effect a Piggyback Registration in connection with an underwritten offering for the Company’s account, and the managing underwriter(s) advise the Company in writing (a copy of which shall be provided to the Nuclobel Investors and News Corporation) that, in its or their good faith judgment, the number of Registrable Securities which the Company, the Shareholders and any other Persons intend to sell in such registration exceeds the largest number of securities which can be sold without materially adversely affecting the price at which such securities can be sold, the Company shall include in such registration: (a) first, all securities the Company proposes to sell for its own account (the “Company Securities”), (b) second, all Registrable Securities requested to be sold by each of the News Group and the Nuclobel Group (provided that if the number of the Company Securities and such Registrable Securities exceeds the number of Shares which the Company has been advised can be sold in such offering without having the effect referred to above, the number of such Registrable Securities to be included in such offering shall be allocated pro rata among the Nuclobel Group and the members of the News Group, in each case, on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders) and (c) third, the Registrable Securities requested to be sold for the account of the Management Shareholders, pro rata among such requesting Management Shareholders based on the percentage of the total outstanding Shares then owned by each such Management Shareholder.

ARTICLE IV

EXPENSES

Section 4.1 Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement and any other actions that may be taken in connection with any such registration as contemplated by this Agreement; provided that the Company will not be obligated to pay any underwriting discounts or commissions or transfer taxes, if any, relating to the sale or disposition of Shares sold by Persons other than the Company pursuant to any such registration.

ARTICLE V

RESTRICTIONS ON TRANSFERS

Section 5.1 Hold Back.

(a) Each Shareholder hereby agrees that it shall not, directly or indirectly sell, offer to sell (including without limitation any short sale), pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Registrable Securities or other Shares or any securities convertible into or exchangeable or exercisable for Shares then owned by such Shareholder (other than to Permitted Transferees of the Shareholders who agree to be similarly bound) for a period not exceeding 90 days following the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities as requested by the managing underwriter of such underwritten offering; provided, however, that:

(i) the restrictions above shall not apply to Registrable Securities sold on the Shareholder’s behalf to the public in an underwritten offering pursuant to a Registration Statement;

(ii) all officers and directors of the Company then holding Shares or securities convertible into or exchangeable or exercisable for Shares enter into similar agreements for not less than the entire time period required of the Shareholders; and

(iii) the Shareholders shall be allowed any concession or proportionate release allowed to any (i) officer, (ii) director, or (iii) other holder of Shares that entered into similar agreements (with such proportion being determined by dividing the number of Shares being released with respect to such officer, director or other holder by the total number of issued and outstanding Shares held by such officer, director or holder).

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 5.1 and to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Shareholder (and the securities of every other Person subject to the foregoing restriction) or to assign a different CUSIP number therefor until the end of such period.

(b) If any registration of Registrable Securities pursuant to this Agreement shall be in connection with an underwritten public offering, the Company agrees, if requested by the underwriter(s) or placement or other selling agent(s), (i) not to effect any sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or a subsidiary of the Company or in connection with the purchase of all or substantially all the assets of any other Person or in connection with an employee stock option or other benefit plan or the NDS Employee Stock Purchase Plan) during the thirty (30) days prior to, and during the ninety (90) day period beginning on, the pricing date of such underwritten offering unless the underwriter managing the offering otherwise agrees to a shorter period and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods referred to in Section 5.1(a) above, including any sale pursuant to Rule 144 (except as part of such Registration, if permitted).

(c) Other than any restrictions under applicable law, contained in this Section 5.1 or as may be agreed between the Company and such Management Shareholder from time to time, this Agreement does not provide for any additional restrictions on transfer with respect to any securities of the Company held by the Management Shareholders.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification by the Company. In the event of any registration of any securities of the Company pursuant to this Agreement, the Company will, and it hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each of the Shareholders holding any Registrable Securities covered by such Registration Statement, its Representatives, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who Controls, is Controlled by or is under common Control with such Shareholder or any such underwriter, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld) (“Losses”) to which such Shareholder, any such Representative or any such underwriter or Controlling Person may become subject under United States federal, or state securities laws or blue sky laws, common law or otherwise, insofar as such Losses (or Actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Shareholder and each such Representative or underwriter and Controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such Loss (or Action in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or Action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Shareholder or any such Representative or underwriter expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder or any such Representative or underwriter and shall survive the transfer of such securities by such Shareholder.

Section 6.2 Indemnification by the Shareholders. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with this Agreement, that the Company shall have received an undertaking reasonably satisfactory to it from the holders of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) severally and not jointly the Company and its Representatives and all other prospective sellers and their respective Representatives, and their respective controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the underwriters, if any, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such Shareholder, as the case may be, specifically stating that it is for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Shareholders, or any of their respective Representatives or controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and shall survive the transfer of such securities by such Shareholder; provided that no such Shareholder shall be liable under this Section 6.2 for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities sold in the applicable offering pursuant to such Registration Statement or Prospectus by such Shareholder (net of any underwriters’ or placement agents’ fees, discounts or commissions related thereto).

Section 6.3 Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any Action with respect to which a claim for indemnification may be made pursuant to this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such Action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Agreement, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such Action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

Section 6.4 Contribution.

(a) If the indemnification provided for in this Article VI is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6.4(a). Notwithstanding the provisions of this Section 6.4, an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 6.5 Conflict of Provisions. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

ARTICLE VII

REGISTRATION PROCEDURES

Section 7.1 Procedures.

(a) If and whenever the Company is required to effect or cause the registration of any Registrable Securities pursuant to this Agreement, the Company will effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof by the Shareholders, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible, at its expense:

(i) Prepare in cooperation with the sellers (and, in the event of an underwritten public offering, with the underwriter(s)), and file with the SEC or other appropriate governmental authority, in a manner consistent with the provisions of this Agreement, a Registration Statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate as the case may be; provided, however, that at any time when the Company is eligible to utilize a Short-Form Registration, any Registration Statement shall be a Short-Form Registration, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof by the Shareholders, and use its best efforts to cause such Registration Statement to become and remain effective and valid; provided further that before filing with any governmental authority a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company will (A) furnish to one counsel retained in connection with each such registration by each of (i) the Nuclobel Investors, (ii) the News Group and (iii) the other holders of Registrable Securities to be included in such registration, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, directors, accountants and other employees and advisors, and (B) notify each holder of Registrable Securities covered by such Registration Statement (1) of any stop order or similar prohibition issued or threatened by any governmental authority or the initiation of any proceedings for that purpose and take all reasonable actions required to prevent the entry of such stop order or other prohibition or to remove it if entered, (2) of any request by the SEC or any other applicable governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (3) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 7.1(a)(ix) below cease to be true and correct, or (4) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

(ii) Prepare and file with the appropriate governmental authorities such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective and valid during the applicable periods provided herein (but, in the case of any registration under the Securities Act, not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder, if applicable) and comply with the provisions of applicable laws with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement.

(iii) Furnish to each holder of Registrable Securities covered by the Registration Statement and to each underwriter, if any, of such Registrable Securities, such number of copies of such Registration Statement, each amendment and supplement thereto applicable to the sale of Registrable Securities (in each case including all exhibits thereto), and the Prospectus included in such Registration Statement and each amendment and supplement thereto, and such other documents, as such Person may reasonably request in connection with the distribution of such Registrable Securities.

(iv) Use its best efforts to (A) register or qualify such Registrable Securities covered by such Registration Statement under such other securities laws or blue sky laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such Registration Statement shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not for any such purpose, be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 7.1, it is not then so qualified or take any action which would subject it to consent to general or unlimited service or process not then so subject and (B) obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the reasonably earliest practical date.

(v) Immediately notify each seller of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under applicable laws, of the happening of any event which comes to the Company’s attention if as a result of such event the Prospectus included in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(vi) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC or other applicable governmental authority and any other governmental authority of competent jurisdiction and make available to its security holders, in the case of any registration under the Securities Act, as soon as practicable, an earnings statement covering a period of at least twelve (12) months, beginning with the first month after the effective date of the Registration Statement (as the term “effective date” is defined in Rule 158(c) promulgated under the Securities Act), which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act including, at the option of the Company, Rule 158 promulgated thereunder.

(vii) Cause all such Registrable Securities to be listed on a national securities exchange in the United States, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement.

(viii) If such offering is underwritten, use its best efforts to obtain a “comfort” letter from the independent public accountants for the Company in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters.

(ix) If such offering is underwritten, execute and deliver all instruments and documents (including an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities and in such connection, (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use its reasonable best efforts to furnish to the underwriters of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters. The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in connection with effecting such offering.

(x) If requested by the managing underwriters, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 7.1(a)(x) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(b) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.1(a)(i)(B) or (v), forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder’s receipt of notice from the Company that such dispositions may resume and, if applicable, such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.1(a)(v), and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

ARTICLE VIII

RULE 144

Section 8.1 Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information) in a timely manner, and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

ARTICLE IX

LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS

Section 9.1 Limitation on Subsequent Registration Rights. From and after the date of this Agreement the Company shall not, without the prior written consent of each of the Nuclobel Investors, News Corporation and NDS Holdco, enter into any agreement with any holder or prospective holder of any securities of the Company, as the case may be, giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to holders of Registrable Securities hereunder, or which would reduce the amount of Registrable Securities the holders can include in any Registration Statement filed pursuant to Section 2 or Section 3 hereof.

ARTICLE X

MISCELLANEOUS

Section 10.1 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of News Corporation, NDS Holdco, the Nuclobel Investors and the Company; provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any such holder be adversely affected (without similarly adversely affecting the rights of all holders), except upon the written consent of such holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being registered by such holders pursuant to such Registration Statement.

Section 10.2 Withdrawal from Agreement. On and after the first date on which any Shareholder, together with its Affiliates, owns, directly or indirectly, less than one percent (1%) of the then outstanding Shares may elect (on behalf of itself and all of its Affiliates that own Shares), by written notice to the Board and the other Shareholders, to (a) withdraw all Shares owned, directly or indirectly, by such owner and all of its Affiliates from this Agreement (Shares withdrawn pursuant to this clause (a), the “Withdrawn Securities”) and (b) terminate this Agreement with respect to such owner and its Affiliates (owners and Affiliates withdrawing pursuant to this clause (b), the “Withdrawing Holders”). From the date of delivery of such withdrawal notice, the Withdrawn Securities shall cease to be Registrable Securities subject to this Agreement and, if applicable, the Withdrawing Holders shall cease to be parties to this Agreement and shall no longer be subject to the obligations of this Agreement or have rights under this Agreement; provided, however, that the Withdrawing Holders shall nonetheless be obligated under Section 5.1 with respect to any pending underwritten offering to which such holder has received notice to the same extent that they would have been obligated if they had not withdrawn, and the Company shall be obligated to amend the Registration Statement to remove such Withdrawing Holders.

Section 10.3 Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if Personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties): if to the Company, to the address of its principal executive offices; if to any other Shareholder, at such Shareholder’s address as set forth on the records of the Company. Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

Section 10.4 Successors and Assigns; Shareholder Status. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from a Shareholder as permitted herein; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign, unless already a Shareholder hereunder, shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto (which shall also be executed by the Company) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Shareholder for purposes of this Agreement. Except with respect to Article VI, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

Section 10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 10.6 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 10.7 Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 10.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 10.9 Entire Agreement; Satisfaction of Original Stockholders Agreement. This Agreement, the Investor Shareholders’ Agreement and the Management Shareholders’ Agreement are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement, the Investor Shareholders’ Agreement and the Management Shareholders’ Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter, including all obligations pursuant to Section 11.2(b) and Exhibit B of the Original Stockholders Agreement. The Parties are released from any and all obligations and liabilities under the Original Stockholders Agreement and shall have no obligation or liability thereunder, except to the extent of any rights or obligations thereunder up to the date hereof.

Section 10.10 Securities Held by the Company or its Subsidiaries. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

Section 10.11 Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

Section 10.12 Consent to Jurisdiction. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune of from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

Section 10.13 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 10.13 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

NDS GROUP HOLDINGS LIMITED

By:
Name:
Title:

NUCLOBEL LUX 1 S.ÀR.L.

By:
Name:
Title:

NUCLOBEL LUX 2 S.ÀR.L.

By:
Name:
Title:

NEWS CORPORATION

By:
Name:
Title:

NDS HOLDCO INC.

By:
Name:
Title:

[REGISTRATION RIGHTS AGREEMENT]

MANAGEMENT SHAREHOLDERS:

Name: Michael Dick
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Yorai Feldman
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Alexander Gersh
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Dave Habiger
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Jonathan Hashkes
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Raffi Kesten
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Pyrros Koussios
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Ismat Levin
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: David Nabozny
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Derek Nottingham
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Gorm Nielsen
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Abraham Peled
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Alban Salaman, as trustee for the Peled 2009 Irrevocable Trust
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Nigel Smith
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Susan Taylor
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Nicholas Thexton
Title:

[REGISTRATION RIGHTS AGREEMENT]

Name: Andrew Woodward
Title:

[REGISTRATION RIGHTS AGREEMENT]

Chizen Family Investment Partnership, L.P.
By:	Chizen Trust Agreement, Dated May 16, 1997, As Amended and Restated, Its Series A General Partner

By:
Bruce R. Chizen, Trustee

By:
Gail Bush Chizen, Trustee

[REGISTRATION RIGHTS AGREEMENT]

Exhibit A

ADDENDUM AGREEMENT

This Addendum Agreement is made this              day of                                  , 20        , by and between                                      (the “New Shareholder”) and NDS Group Holdings Limited (the “Company”), pursuant to a Registration Rights Agreement dated as of                     , 2012 (the “Agreement”), between and among the Company and the Shareholders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement.

WHEREAS, the New Shareholder has acquired Registrable Securities directly or indirectly from a Shareholder.

WHEREAS, the Company and the Shareholders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Shareholder to the Agreement to the same extent as if it were an original party thereto.

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Shareholder acknowledges that it has received and read the Agreement and that the New Shareholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Shareholder thereunder.

New Shareholder

Address: